UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2011
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a)     We held our annual meeting of stockholders on April 26, 2011 (the “Annual Meeting”); 71,591,250 shares of common stock were entitled to be voted; 65,225,065 shares were voted in person or by proxy.
(b)     At the Annual Meeting, Edward J. Mooney, Enrique J. Sosa and Vincent R. Volpe, Jr. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board along with G. Peter D'Aloia, C. Scott Greer, Paul J. Norris, Pierre Brondeau, Dirk A. Kempthorne and Robert C. Pallash each of whose terms continued after the Annual Meeting. The number of votes cast for, against, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Against	Abstain	Broker Non-Votes
Edward J. Mooney	52,772,675	8,597,049	53,139	3,802,202
Enrique J. Sosa	58,641,320	2,727,907	53,636	3,802,202
Vincent R. Volpe, Jr.	58,368,081	2,998,978	55,804	3,802,202
(c)    At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee's approval for the continuing service of KPMG LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The number of votes cast for, against and abstained with respect to, this proposal is set forth below:

Votes
For	62,968,609
Against	2,176,936
Abstain	79,520
(d)    At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For	57,685,705
Against	3,423,504
Abstain	313,654
Broker Non-Votes	3,802,202
(e)    At the Annual Meeting, the stockholders indicated their preference, in a non-binding advisory vote, that the advisory vote on executive compensation be held annually. The number of votes cast for, against and abstained with respect to, this proposal is set forth below:

Votes
One Year	43,360,730
Two Years	458,970
Three Years	17,273,892
Abstain	329,271

(f)    At the Annual Meeting, the stockholders also voted on a stockholder proposal relating to stewardship. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For	75
Against	65,224,885
Abstain	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ ANDREA E. UTECHT
Andrea E. Utech,
Executive Vice President, General Counsel and Secretary
Date: April 28, 2011